NATIONWIDE MUTUAL FUNDS Nationwide Bond Fund Nationwide Enhanced Income Fund Nationwide Government Bond Fund Nationwide Money Market Fund Nationwide Short Duration Bond Fund

     Supplement dated January 22, 2009 to the
Prospectus dated February 28, 2008 (as revised May 5, 2008)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective January 2, 2009, Karen Mader has replaced Dan Blevins as the portfolio manager to the Nationwide Money Market Fund, which is managed by Nationwide Asset Management, LLC. As a result, the paragraph under the section entitled “Portfolio Management –Nationwide Money Market Fund” on page 31 has been restated in its entirety as follows:

Karen G. Mader, portfolio manager, is responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE